                                                                    Exhibit 25.1

                                    FORM T-1

                 ==============================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                           --------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                       13-5160382
         (State of incorporation                            (I.R.S. employer
         if not a national bank)                           identification no.)


     One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                       (Zip Code)

                           --------------------------

                           Quality Distribution, LLC

                Delaware                                       04-3668323
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                        Identification No.)


        3802 Corporex Park Drive
             Tampa, Florida                                       33619
(Address of principal executive offices)                       (Zip Code)


                12 1/2% Senior Subordinated Secured Notes due 2008
                       (Title of the indenture securities)

                  ============================================

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                                       -2-


1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

        ------------------------------------------------------------------------
                      Name                                   Address
        ------------------------------------------------------------------------

        Superintendent of Banks of the              2 Rector Street,
        State of New York                           New York, N.Y. 10006, and
                                                    Albany, N.Y. 12203

        Federal Reserve Bank of New York            33 Liberty Plaza,
                                                    New York, N.Y.  10045

        Federal Deposit Insurance Corporation       Washington, D.C. 20429

        New York Clearing House Association         New York, New York 10005

         (b)    Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

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                                       -3-


         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of July, 2002.

                                              THE BANK OF NEW YORK



                                              By:
                                                  --------------------------
                                                  Sirojni Dindial
                                                  Authorized Signer

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                          Dollar Amounts
ASSETS                                                                     In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ....................   $3,765,462
   Interest-bearing balances .............................................    3,835,061
Securities:
   Held-to-maturity securities ...........................................    1,232,736
   Available-for-sale securities .........................................   10,522,833
Federal funds sold and Securities purchased under agreements to resell ...    1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale ........................................      801,505
   Loans and leases, net of unearned income ..............................   35,858,070
   LESS: Allowance for loan and lease losses .............................      608,375
   Loans and leases, net of unearned income and allowance ................   35,249,695
Trading Assets ...........................................................    8,132,696
Premises and fixed assets (including capitalized leases) .................      898,980
Other real estate owned ..................................................          911
Investments in unconsolidated subsidiaries and associated companies ......      220,609
Customers' liability to this bank on acceptances outstanding .............      574,020
Intangible assets
   Goodwill ..............................................................    1,714,761
   Other intangible assets ...............................................       49,213
Other assets .............................................................    5,001,308
                                                                              ---------
Total assets .............................................................  $73,954,859
                                                                            ===========
LIABILITIES
Deposits:
   In domestic offices ...................................................  $29,175,631
   Noninterest-bearing ...................................................   11,070,277
   Interest-bearing ....................... ..............................   18,105,354
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..............................................   24,596,600
   Noninterest-bearing ...................................................      321,299
   Interest-bearing ......................................................   24,275,301

Federal funds purchased and securities sold under agreements to
   repurchase ............................................................    1,922,197
Trading liabilities ......................................................    1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .............................................    1,577,518
Bank's liability on acceptances executed and outstanding .................      575,362
Subordinated notes and debentures ........................................    1,940,000
Other liabilities ........................................................    5,317,831
                                                                            -----------
Total liabilities ........................................................  $67,075,179
                                                                            ===========
EQUITY CAPITAL
Common stock .............................................................    1,135,284
Surplus ..................................................................    1,055,508
Retained earnings ........................................................    4,227,287
Accumulated other comprehensive income ...................................     (38,602)
Other equity capital components ..........................................            0
---------------------------------------------------------------------------------------
Total equity capital .....................................................    6,379,477
                                                                            -----------
Total liabilities and equity capital .....................................  $73,954,859
                                                                            ===========


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi      }
Gerald L. Hassell    }     Directors
Alan R. Griffith     }

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